SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2005


                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                  95-2411605
  (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)             File Number)          Identification No.)


4000  East  Union  Pacific  Avenue
City  of  Commerce,  California                                   90023
(Address  of  Principal  Executive  Offices)                   (Zip  Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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Item 2.02.  Results of Operations and Financial Condition

     On January 6, 2005, 99 Cents Only Stores (the "Company") issued a press release announcing its sales results for the quarter ended December 31, 2004. This press release contained errors, incorrectly reporting that Bargain Wholesale sales for the fourth quarter of 2004 were $10.4 million and 3.9% of total sales. The correct amounts are $10.6 million and 4.0% of total sales. Additionally, the press release reported Bargain Wholesale sales for the full year were $41.9 million. The correct amount is $42.0 million. A copy of this press release, as corrected, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 9.01.  Financial  Statements  and  Exhibits.

(c)     Exhibits

        Exhibit  No.  Description

        99.1          Press release dated January 6, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       99 CENTS ONLY STORES


Date:  January 11, 2005                By:  /S/ ERIC SCHIFFER


                                       ---------------------------------
                                         Eric Schiffer
                                         Chief Executive Officer


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                    EXHIBIT INDEX

Exhibit No.     Description

99.1            Press release dated January 6, 2005


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